                                                                                                       EXHIBIT 10.1

                          THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD  AMENDMENT TO THIRD  AMENDED AND  RESTATED  CREDIT  AGREEMENT  (the  "Amendment"),  dated as of
September 2, 2005 is among ACXIOM CORPORATION,  a Delaware Corporation (the "Borrower"),  the lenders party hereto, and JPMORGAN CHASE BANK, N.A., as the agent (the "Agent").

                                                     RECITALS:

         A.       The  Borrower,  the Agent,  and the lenders  party  thereto have entered into that certain  Third
Amended and Restated  Credit  Agreement  dated as of March 24,  2005 (as amended by that certain First Amendment to
Third Amended and Restated Credit  Agreement dated as of March 24, 2005 and that certain Second  Amendment to Third
Amended and Restated  Credit  Agreement  dated as of April 22, 2005, the  "Agreement").  The Borrower has requested that the Agent and the Lenders  amend  certain  provisions  of the  Agreement  and the Agent and the Lenders  party hereto are willing to amend the Agreement as herein set forth.

         B.       On or about May 1, 2005,  Adam Merger  Corporation  merged with Digital Impact,  Inc.  ("Digital
Impact")  with  Digital  Impact  being the  surviving  entity.  Digital  Impact  became a Guarantor  under the Loan
Documents  and has  pledged  certain of its  assets to secure  the  Obligations  (as  defined in the  Intercreditor
Agreement) as successor to Adam Merger  Corporation  and pursuant to the  execution and delivery of new  subsidiary joinder agreements.

         C.       On or about  August  10,  2005,  Karen  Merger  Corporation,  a  wholly-owned  subsidiary  of the
Borrower, merged with InsightAmerica,  Inc. with InsightAmerica,  Inc. being the surviving entity.  InsightAmerica,
Inc.  became a Guarantor  under the Loan Documents and has pledged  certain of its assets to secure the Obligations
(as defined in the  Intercreditor  Agreement)  pursuant to the  execution  and delivery of new  subsidiary  joinder agreements.

         NOW,  THEREFORE,  in  consideration  of  the  premises  herein  contained  and  other  good  and  valuable consideration,  the receipt and sufficiency of which are hereby  acknowledged,  the parties hereto agree as follows effective as of the date hereof:

                                                    ARTICLE I.

                                                    Definitions

Section 1.1.      Definitions.  Capitalized  terms used in this  Amendment,  to the extent  not  otherwise  defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                                   ARTICLE II.

                                                    Amendments

Section 2.1.      Addition to Section  1.01.  The  following  definitions  are hereby  added to Section 1.01 of the
Agreement in proper alphabetical order and shall read in their respective entireties as follows:

                  "Acquired  Companies"  means  Claritas SA (France),  Claritas  Europe BV  (Netherlands),
         Claritas  Polska Sp. Z.o.o.  (Poland),  RTA Claritas Espana S.A.  (Spain),  Claritas (UK) Limited
         (United  Kingdom),  Claritas  Deutschland Data (Germany),  Claritas  Nederland BV  (Netherlands),
         Claritas  Portugal  Lda  (Portugal),  Altwood  Systems  Limited  (United  Kingdom),  BPK Groep BV

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         (Netherlands),  BPK  Data  Creative  Teams  BV  (Netherlands),  BPK  Projects  BV  (Netherlands),
         Consodata Germany GmbH & Co., Consodata Germany Verwaltungs GmbH, and Consodata S.A.

                  "Senior  Indebtedness"  means  Total  Indebtedness  less  any  Indebtedness  that  would otherwise  be  included in Total  Indebtedness  but which is  subordinated  to the Loans on terms satisfactory to the Agent.

                  "Senior  Leverage  Ratio"  means,  on any  date,  the ratio of  Senior  Indebtedness  to
         Adjusted EBITDAR then most recently calculated in accordance with Section 7.03.

Section 2.2.      Amendment to  Definition of Applicable  Rate.  The table set forth in the  definition of the term
"Applicable Rate" in Section 1.01 of the Agreement is amended in its entirety to read as follows:

          ========================================================================================
                 Leverage Ratio              Fixed Rate Spread           Commitment Fee Rate
          ========================================================================================
                   Category 1
                 < 1.00 to 1.00                    0.875%                       0.175%
          ----------------------------------------------------------------------------------------
                   Category 2
                 > 1.00 to 1.00
                       but
                 < 1.50 to 1.00                    1.00%                        0.200%
          ----------------------------------------------------------------------------------------
                   Category 3
                 > 1.50 to 1.00
                       but
                 < 2.00 to 1.00                    1.25%                        0.250%
          ----------------------------------------------------------------------------------------
                   Category 4
                 > 2.00 to 1.00
                       but
                 < 2.50 to 1.00                    1.50%                        0.300%
          ----------------------------------------------------------------------------------------
                   Category 5
                 > 2.50 to 1.00                    1.75%                        0.350%
          ========================================================================================

Section 2.3.      Amendment to  Definition  of  Consolidated  Tangible Net Worth.  Clause (h) in the  definition of the term  "Consolidated  Tangible Net Worth" in Section 1.01 of the Agreement is amended in its entirety to read as follows:

         (h) the  amount of the following  intangible  assets carried on the balance sheet of the Borrower at such date  determined in accordance  with GAAP on a  consolidated  basis:  goodwill,  patents, trademarks,  tradenames,  organizational  expenses,  deferred financing changes, debt acquisition costs, start up costs,  preoperating costs,  prepaid pension costs, or any other similar deferred charges  but not  including  (x) deferred  charges  relating  to data  processing  contracts  and software  development  costs and (y) the  amount of goodwill  carried on the balance sheet of the
         Borrower at such date  attributable  to the  acquisitions  of the  Acquired  Companies  by Acxiom
         European Holdings Limited.

Section 2.4.      Amendment to  Revolving  Commitments.  The term  "Revolving  Commitments"  in Section 1.01 of the
Agreement is amended in its entirety to read as follows:

                  "Revolving  Commitment" means, with respect to each Lender,  the commitment,  if any, of such  Lender to make  Revolving  Loans and to  acquire  participations  in  Letters of Credit and
         Swingline Loans hereunder,  expressed as an amount  representing the maximum  aggregate amount of such Lender's  Revolving Exposure  hereunder,  as such commitment may be (a) reduced from time to time pursuant to  Section 2.08,  (b) increased  from time to time pursuant to  Section 2.21,  and
         (c)  reduced  or  increased  from  time to time  pursuant  to  assignments  by or to such  Lender

                                                        2

         pursuant to  Section 10.04.  As of September 2, 2005,  (i) the amount of each Lender's  Revolving
         Commitment  is set  forth  on  Schedule 2.01  and  (ii) the  aggregate  amount  of  the  Lenders'
         Revolving Commitments is $500,000,000.

Section 2.5.      Amendment to Section 2.21.  The  reference to  "$150,000,000"  in the first  sentence of Section
2.21 of the Agreement is amended to read "$50,000,000".

Section 2.6.      Amendment to Section  6.04(g).  The two references to "Leverage  Ratio" in clause (g) of Section
6.04 of the Agreement are amended in their respective entireties to read "Senior Leverage Ratio".

Section 2.7.      Amendment to Section  6.04(i)(ii).  The two  references to "Leverage  Ratio" in subclause (ii) of
Section 6.04(i) of the Agreement are amended in their respective entireties to read "Senior Leverage Ratio".

Section 2.8.      Amendment  to Section  6.06(e).  The two  references  to "Leverage  Ratio" in  subclause  (ii) of
Section 6.06(e) the Agreement are amended in their respective entireties to read "Senior Leverage Ratio".

Section 2.9.      Amendment to Section  7.01.  The first  sentence of Section  7.01 of the  Agreement is amended in its entirety to read as follows:

         As of the last day of each  fiscal  quarter,  the  Borrower  shall not  permit the ratio of Total
         Indebtedness  as of such date to Adjusted  EBITDAR for the twelve  months  ending the last day of such fiscal quarter to exceed 3.00 to 1.00.

Section 2.10.     Amendment  to Article VII.  Article VII of the  Agreement is amended to add a new Section 7.03 to read in its entirety as follows:

                  7.03     Senior  Leverage  Ratio.  As of  the  last  day of  each  fiscal  quarter,  the
         Borrower shall not permit the ratio of Senior  Indebtedness  as of such date to Adjusted  EBITDAR for the twelve months ending the last day of such fiscal quarter to exceed 2.50 to 1.00.

Section 2.11.     Amendment to Section  10.02.  The last  sentence in Section  10.02(b) of the Agreement is amended in its entirety to read as follows:

         Notwithstanding  any other  provisions of this Section 10.02 to the contrary,  this Agreement may be amended  pursuant to an Increased  Commitment  Supplement  executed in accordance with Section
         2.21 which only  needs to be signed by the  Borrower,  the Agent and the  Lenders  increasing  or providing new Revolving Commitments thereunder.

Section 2.12.     Amendment to Schedule  2.01.  Schedule  2.01 to the  Agreement is amended in its entirety to read as set forth on Schedule 2.01 to this Amendment.

                                                   ARTICLE III.

                                               Conditions Precedent

Section 3.1.      Conditions.  The  effectiveness  of Article II of this  Amendment is subject to the  satisfaction of the following conditions precedent:

(a)      The Agent shall have received all of the following,  each dated (unless  otherwise  indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

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(i)      Amendment.  A  counterpart  of this  Amendment  signed on behalf of the Borrower,  each  Guarantor and the
Lenders or  written  evidence  satisfactory  to the Agent  (which may  include  telecopy  transmission  of a signed signature page of this Amendment) that each such party has signed a counterpart of this Amendment; and

(ii)     Additional  Documentation.  Such  additional  documentation  and  information  as the  Agent or its  legal counsel, may request;

(b)      The  representations and warranties  contained herein and in all other Loan Documents,  as amended hereby, shall be true and correct in all  material  respects as of the date  hereof as if made on the date  hereof,  except for such representations and warranties limited by their terms to a specific date;

(c)      No Default shall exist; and

(d)      All  proceedings  taken in  connection  with  the  transactions  contemplated  by this  Amendment  and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

Notwithstanding  the  foregoing,  Article  II of this  Amendment  shall not  become  effective  unless  each of the foregoing  conditions  is  satisfied  (or  waived  pursuant  to  Section 10.02  of the  Agreement)  at or  prior to
3:00 p.m., Dallas, Texas time, on September 5, 2005.

Section 3.2.      Closing Date Advances and Adjustments.  Upon the  effectiveness of this Amendment,  the aggregate amount of the Revolving  Commitments  under the Agreement is changed but not all Lenders are  participating  in the increase in the Revolving  Commitments  based on their pro rata percentages  established under the Agreement (prior to the  effectiveness of this Amendment).  To remedy the foregoing,  upon fulfillment of the conditions in Section
3.01,  the Lenders  shall make  advances  among  themselves  (which may be through the Agent) so that after  giving effect  thereto the  Revolving  Loans will be held by the Lenders,  pro rata in  accordance  with their  respective
Applicable  Percentages  under the  Agreement  as amended  hereby.  The  advances  made on the closing date of this
Amendment  under this  Section by each  Lender  whose  Applicable  Percentage  is new or has  increased  under this
Agreement  (as  compared to its  applicable  percentage  under the  Agreement  prior to the  effectiveness  of this
Amendment)  shall be deemed to be a purchase  of a  corresponding  amount of the  Revolving  Loans of the Lender or
Lenders whose  Applicable  Percentage has decreased (as compared to its applicable  percentage  under the Agreement prior to the  effectiveness of this  Amendment).  The advances made under this Section shall be ABR Borrowings made under each  Lender's  Revolving  Commitment  unless  another  Type of  Borrowing  is selected by the Borrower to be applicable thereto.

                                                    ARTICLE IV.

                                                   Miscellaneous

Section 4.1.      Ratifications.  The terms and provisions  set forth in this Amendment  shall modify and supersede all  inconsistent  terms and provisions set forth in the Agreement and except as expressly  modified and superseded by this  Amendment,  the terms and  provisions  of the  Agreement  and the other Loan  Documents  are  ratified and confirmed  and shall  continue in full force and effect.  The  Borrower,  the Agent and the Lenders  agree that the
Agreement  as  amended  hereby  and the other  Loan  Documents  shall  continue  to be legal,  valid,  binding  and enforceable in accordance with its terms.

Section 4.2.      Representations  and  Warranties;  Release.  The Borrower  hereby  represents and warrants to the
Agent and the Lenders as follows:  (a) no Default exists,  and (b) after  giving effect to this Amendment as a Loan

                                                          4

Document,  the  representations  and  warranties  set forth in the Loan Documents are true and correct on and as of the  date  hereof  with  the  same  effect  as  though  made on and as of such  date  except  with  respect  to any representations  and  warranties  limited by their terms to a specific  date. IN ADDITION,  TO INDUCE THE AGENT AND
THE LENDERS TO AGREE TO THE TERMS OF THIS  AMENDMENT,  THE BORROWER AND EACH  GUARANTOR  (BY ITS  EXECUTION  BELOW)
REPRESENTS  AND  WARRANTS  THAT AS OF THE DATE OF ITS  EXECUTION OF THIS  AMENDMENT  THERE ARE NO CLAIMS OR OFFSETS
AGAINST OR RIGHTS OF RECOUPMENT  WITH RESPECT TO OR DEFENSES OR  COUNTERCLAIMS  TO ITS  OBLIGATIONS  UNDER THE LOAN
DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(A)      WAIVER.  WAIVES  ANY AND ALL SUCH  CLAIMS,  OFFSETS,  RIGHTS OF  RECOUPMENT,  DEFENSES  OR  COUNTERCLAIMS,
                  WHETHER  KNOWN OR UNKNOWN,  ARISING  PRIOR TO THE DATE OF ITS EXECUTION OF THIS
                  AMENDMENT AND

(B)      RELEASE.  RELEASES AND DISCHARGES THE AGENT AND THE LENDERS,  AND THEIR  RESPECTIVE  OFFICERS,  DIRECTORS,
                  EMPLOYEES,  AGENTS,  SHAREHOLDERS,  AFFILIATES AND ATTORNEYS  (COLLECTIVELY THE
                  "RELEASED  PARTIES") FROM ANY AND ALL OBLIGATIONS,  INDEBTEDNESS,  LIABILITIES,
                  CLAIMS,  RIGHTS,  CAUSES OF  ACTION OR  DEMANDS  WHATSOEVER,  WHETHER  KNOWN OR
                  UNKNOWN, SUSPECTED OR UNSUSPECTED,  IN LAW OR EQUITY, WHICH THE BORROWER OR ANY
                  GUARANTOR  EVER HAD,  NOW HAS,  CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED
                  PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION  WITH THE LOAN
                  DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 4.3.      Survival of  Representations  and  Warranties.  All  representations  and warranties made in this
Amendment shall survive the execution and delivery of this Amendment,  and no  investigation by Agent or any Lender or any closing  shall affect the  representations  and  warranties  or the right of the Agent or any Lender to rely upon them.

Section 4.4.      Reference to  Agreement.  Each of the Loan  Documents,  including  the  Agreement and any and all other agreements,  documents,  or instruments now or hereafter  executed and delivered pursuant to the terms hereof or pursuant to the terms of the  Agreement  as amended  hereby,  are hereby  amended so that any  reference in such
Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 4.5.      Expenses  of Lender.  As provided in the  Agreement,  Borrower  agrees to pay on demand all costs and  expenses  incurred  by the Agent in  connection  with the  preparation,  negotiation,  and  execution  of this
Amendment, including without limitation, the costs and fees of the Agent's legal counsel.

Section 4.6.      Severability.  Any provision of this  Amendment held by a court of competent  jurisdiction  to be invalid or  unenforceable  shall not impair or invalidate  the remainder of this  Amendment and the effect  thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 4.7.      Applicable  Law. This  Amendment  shall be governed by and construed in accordance  with the laws of the State of Texas and the applicable laws of the United States of America.

                                                                5

Section 4.8.      Successors  and  Assigns.  This  Amendment  is binding upon and shall inure to the benefit of the
Agent, each Lender, the Borrower,  each Guarantor and their respective successors and assigns,  except that neither
Borrower not any  Guarantor  may assign or transfer any of its rights or  obligations  hereunder  without the prior written consent of the Lenders.

Section 4.9.      Counterparts.  This  Amendment  may be  executed  in one or  more  counterparts  and on  telecopy counterparts,  each of which  when so  executed  shall be deemed to be an  original,  but all of which  when  taken together shall constitute one and the same agreement.

Section 4.10.     Effect of Waiver.  No consent or  waiver,  express or  implied,  by the Agent or any Lender to or for any breach of or deviation  from any  covenant,  condition or duty by the  Borrower or any  Guarantor  shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 4.11.     Headings.  The headings,  captions,  and arrangements  used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.12.     ENTIRE AGREEMENT.  THIS AMENDMENT  EMBODIES THE FINAL,  ENTIRE AGREEMENT AMONG THE PARTIES HERETO
AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS,  AGREEMENTS,  REPRESENTATIONS AND  UNDERSTANDINGS,  WHETHER WRITTEN OR
ORAL,  RELATING TO THIS AMENDMENT,  AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR,  CONTEMPORANEOUS OR
SUBSEQUENT  ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES  HERETO.  THERE ARE NO ORAL AGREEMENTS  AMONG THE PARTIES
HERETO.

         Executed as of the date first written above.

                                                     ACXIOM CORPORATION, as the Borrower

                                                     By:
                                                        ---------------------------------------------------------
                                                            Dathan A. Gaskill, Corporate Finance Leader

                                                     JPMORGAN CHASE BANK, N.A. as the Agent and as a Lender

                                                     By:
                                                        ---------------------------------------------------------
                                                            Brian McDougal, Vice President

                                                     BANK OF AMERICA, N.A.

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                         6

                                                     SUNTRUST BANK

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     WACHOVIA BANK, NATIONAL
                                                     ASSOCIATION

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     U.S. BANK NATIONAL ASSOCIATION

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     NATIONAL CITY BANK OF THE MIDWEST

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     REGIONS BANK (formerly Union Planters Bank, N.A.

                                                     By:
                                                        ---------------------------------------------------------
                                                            James R. Gummel
                                                            Senior Vice President

                                                     HSBC BANK USA, N.A.

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                          7

                                                     ARVEST BANK

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     DEUTSCHE BANK AG, NEW YORK BRANCH

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     THE BANK OF NEW YORK

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                                     HOUSTON AGENCY

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     KEY BANK NATIONAL ASSOCIATION

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     MIZUHO CORPORATE BANK, LTD.

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                          8

                                                     KBC BANK N.V.

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     CALYON NEW YORK BRANCH

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                     BANK OF TEXAS, N.A.

                                                     By:
                                                        ---------------------------------------------------------
                                                            Name:
                                                                 ------------------------------------------------
                                                            Title:
                                                                 ------------------------------------------------

                                                          9

                                                 Guarantor Consent

         Each  of the  undersigned  Guarantors:  (i) consent  and  agree  to  this  Amendment,  including,  without limitation,  Section 4.2 hereof;  (ii) agree  that the  obligations,  indebtedness  and liabilities of the Borrower
arising  as  a  result  of  the  increase  in  the  Revolving  Commitments   contemplated  hereby  are  "Guaranteed
Indebtedness"  as defined in the  Subsidiary  Guaranty,  "Revolving  Obligations"  as defined in the  Intercreditor
Agreement,  and  "Obligations"  as defined in the Security  Agreement;  and (iii) agree  that the Loan Documents to which it is a party shall  remain in full force and effect and shall  continue  to be the legal,  valid and binding obligation of such Guarantor enforceable against it in accordance with their respective terms.

                                                     GUARANTORS:

                                                     ACXIOM CDC, INC.
                                                     ACXIOM CH, INC.
                                                     ACXIOM / DIRECT MEDIA, INC.
                                                     ACXIOM E-PRODUCTS, INC. (formerly Acxiom SDC, Inc.)
                                                     ACXIOM INFORMATION SECURITY SERVICES, INC.
                                                     ACXIOM INTERIM HOLDINGS, INC.
                                                     ACXIOM / MAY & SPEH, INC.
                                                     ACXIOM RM-TOOLS, INC.
                                                     ACXIOM TRANSPORTATION SERVICES, INC.
                                                     ACXIOM UWS, LTD.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     SMARTDM, LLC (formerly SmartDM, Inc.)
                                                     SMARTREMINDERS.COM, INC. (individually and as successor in interest by merger to SmartDM Holdings, Inc.)
                                                     DIGITAL IMPACT, INC. (successor in interest by merger to
                                                            Adam Merger Corporation)
                                                     INSIGHTAMERICA, INC.

                                                     By:
                                                        --------------------------------------------------------
                                                            Dathan Gaskill, Authorized Officer of each Guarantor

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